AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

City of Minneapolis

State of Minnesota

The undersigned, as a director and/or officer of American Enterprise Life Insurance Company (AEL), on behalf of the below listed registrants previously have filed registration statements and amendments thereto pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                         1933 Act     1940 Act
                                                       Reg. Number   Reg. Number
American Enterprise Variable Annuity Account

AEL Personal Portfolio Plus 2/AEL Personal
    Portfolio Plus/ AEL Personal Portfolio(SM)
    (AEL-Plus2)                                          33-54471     811-7195

AEL Preferred Variable Annuity (AEL-Preferred)          333-20217     811-7195

American Express New Solutions(R)
    Variable Annuity  (New Solutions)                   333-92297     811-7195

American Express(R) Galaxy Premier
    Variable Annuity (Galaxy)                           333-82149     811-7195

American Express Pinnacle
    Variable Annuity(SM) (Pinnacle)                     333-82149     811-7195

American Express Platinum
    Variable Annuity(SM) (Platinum)                     333-72777     811-7195

American Express(R) Signature One
    Variable Annuity (Signature One)                    333-85567     811-7195

American Express(R) Signature
    Variable Annuity (Signature)                        333-74865     811-7195

Wells Fargo Advantage(SM)
    Variable Annuity (Wells Advantage)                  333-85567     811-7195

Wells Fargo Advantage(SM) Builder
    Variable Annuity (Wells  Builder)                   333-85567     811-7195

American Express FlexChoice(SM)                         333-73598     811-7195
    Variable Annuity (FlexChoice)

American Express Innovations                            333-92297     811-7195
    Variable Annuity (Innovations)
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Evergreen Essential(SM) Variable Annuity (Essential)    333-92297     811-7195

Evergreen New Solutions Variable Annuity                333-92297     811-7195
    (EG New Solutions)

Evergreen Privilege(SM) Variable Annuity (Privilege)    333-73958     811-7195

Evergreen Pathways(SM) Variable Annuity (Pathways)      333-73958     811-7195

American Enterprise Variable Life Account

American Express Signature
    Variable Universal Life(SM) (SIG-VUL)               333-84121    811-09515

American Enterprise MVA Account

American Express New Solutions(R)
    Variable Annuity (New Solutions)                    333-86297          N/A

American Express(R) Signature One
    Variable Annuity(SM) (Signature One)                333-86297          N/A

American Express(R) Signature
    Variable Annuity (Signature)                        333-86297          N/A

Wells Fargo Advantage(SM)
    Variable Annuity (Wells Advantage)                  333-86297          N/A

Wells Fargo Advantage(SM) Builder
    Variable Annuity (Wells Builder)                    333-86297          N/A

American Express FlexChoice(SM)                         333-73598          N/A
    Variable Annuity (FlexChoice)

American Express Innovations                            333-92297          N/A
    Variable Annuity (Innovations)

Evergreeen Essential(SM) Variable Annuity (Essential)   333-92297          N/A

Evergreen New Solutions Variable Annuity                333-92297          N/A
    (EG New Solutions)

Evergreen Privilege(SM) Variable Annuity (Privilege)    333-73958          N/A

Evergreen Pathways(SM) Variable Annuity (Pathways)      333-73958          N/A


hereby constitutes and appoints Eric L. Marhoun, Timothy S. Meehan Mary Ellyn Minenko, James M. Odland, Teresa J. Rasmussen, H. Bernt von Ohlen and Susan Wold or any one of them, as his/her attorney-in-fact and agent, to sign for him/her in his/her name, place and stead any and all filings, applications (including applications for exemptive relief), periodic reports, registration statements for existing or future products (with all exhibits and other documents required or desirable in connection therewith), other documents, and amendments thereto and to file such filings, applications, periodic reports, registration statements, other documents, and amendments thereto with the Securities and Exchange Commission, and any necessary states, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary in connection therewith.

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Dated the 16th day of October, 2002.


/s/ Stephen M. Lobo
---------------------------
    Stephen M. Lobo
    Vice President and Treasurer